
                          Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements
(Forms S-3 No. 333-12983, No. 333-06873, No. 33-97680 and No. 33-84974) of
Equity Residential Properties Trust and in the related Prospectuses of our reports indicated below with respect to the financial statements indicated below included in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

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                                                   Date of
             Financial Statements                 Auditors'         Filing
                                                   Report
-------------------------------------------------------------------------------
Consolidated financial statements and         February 26,      1997 Annual Report
schedule of Equity Residential Properties     1998, except for  on Form 10-K,
Trust as of December 31, 1997 and 1996 and    Note 24, as to    as amended by
for the years then ended                      which the date    Form 10-K/A
                                              is March 12,
                                              1998

Statement of Revenue and Certain Expenses of  April 30, 1998    Current Report
Sonterra at Foothill Ranch for the year                         on Form 8-K
ended December 31, 1997                                         dated June 25,
                                                                1998

Combined Statement of Revenue and Certain     April 30, 1998    Current Report
Expenses of the Lincoln Property Company                        on Form 8-K
Probable Properties for the year ended                          dated June 25,
December 31, 1997                                               1998

Statement of Revenue and Certain Expenses of  May 1, 1998       Current Report
The Emerson Place Apartments for the year                       on Form 8-K
ended December 31, 1997                                         dated June 25,
                                                                1998

Combined Statement of Revenue and Certain     May 1, 1998       Current Report
Expenses of The Magnum Probable Properties                      on Form 8-K
for the year ended December 31, 1997                            dated June 25,
                                                                1998

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

-------------------------------------------------------------------------------
                                                   Date of
             Financial Statements                 Auditors'         Filing
                                                   Report
-------------------------------------------------------------------------------
Combined Statement of Revenue and Certain     May 29, 1998      Current Report
Expenses of the Frederick Probable                              on Form 8-K
Properties for the year ended December 31,                      dated June 25,
1997                                                            1998

Statement of Revenue and Certain Expenses of  June 2, 1998      Current Report
Harbor Pointe for the year ended December                       on Form 8-K
31, 1997                                                        dated June 25,
                                                                1998

Statement of Revenue and Certain Expenses of  June 4, 1998      Current Report
The Fairfield for the year ended December                       on Form 8-K
31, 1997                                                        dated June 25,
                                                                1998

Combined Statement of Revenue and Certain     June 4, 1998      Current Report
Expenses of the Lakes at Vinings Apartments                     on Form 8-K
and Martins Landing Apartments Probable                         dated June 25,
Properties for the year ended December 31,                      1998
1997

Statement of Revenue and Certain Expenses of  June 9, 1998      Current Report
The Northridge Apartments for the year ended                    on Form 8-K
December 31, 1997                                               dated June 25,
                                                                1998

Combined Statement of Revenue and Certain     June 10, 1998     Current Report
Expenses of TCRS Properties for the year                        on Form 8-K
ended December 31, 1997                                         dated June 25,
                                                                1998

Statement of Revenue and Certain Expenses of  June 11, 1998     Current Report
the Portside Towers Apartments for the year                     on Form 8-K
ended December 31, 1997                                         dated June 25,
                                                                1998


-------------------------------------------------------------------------------
                                                   Date of
             Financial Statements                 Auditors'         Filing
                                                   Report
-------------------------------------------------------------------------------
Statement of Revenue and Certain Expenses of  June 11, 1998     Current Report
The Coconut Palm Club Apartments for the                        on Form 8-K
year ended December 31, 1997                                    dated June 25,
                                                                1998

Combined Statement of Revenue and Certain     June 18, 1998     Current Report
Expenses of The Focus Group Properties for                      on Form 8-K
the year ended December 31, 1997                                dated June 25,
                                                                1998

Combined Statement of Revenue and Certain    November 12, 1997  Current Report
Expenses of the CAPREIT Acquired and                            on Form 8-K, as
Probable Properties for the year ended                          amended by Form
December 31, 1996                                               8-K/A dated
                                                                October 9, 1997

Statement of Revenue and Certain Expenses     July 17, 1997     Current Report on
of Cascade at Landmark for the year                             Form 8-K dated
ended December 31, 1996                                         August 15, 1997

Statement of Revenue and Certain Expenses     July 2, 1997      Current Report on
of Sabal Palm Club (formerly known as                           Form 8-K dated
Post Crossing (Pompano)) for the year                           August 15, 1997
ended December 31, 1996

Statement of Revenue and Certain Expenses     July 23, 1997     Current Report on
of Wood Creek (Pleasant Hill) for the                           Form 8-K dated
year ended December 31, 1996                                    August 15, 1997

Statement of Revenue and Certain Expenses     July 25, 1997     Current Report on
of LaMirage for the year ended                                  Form 8-K dated
December 31, 1996                                               August 15, 1997

Statement of Revenue and Certain Expenses     May 16, 1997      Current Report on
of Harborview for the year ended                                Form 8-K dated
December 31, 1996                                               May 20, 1997

Statement of Revenue and Certain Expenses     May 6, 1997       Current Report on
of Trails at Dominion for the year ended                        Form 8-K dated
December 31, 1996                                               May 20, 1997

Statement of Revenue and Certain Expenses     May 7, 1997       Current Report on
of Rincon for the year ended                                    Form 8-K dated
December 31, 1996                                               May 20, 1997

Statement of Revenue and Certain Expenses     May 12, 1997      Current Report on
of Waterford at the Lakes for the year                          Form 8-K dated
ended December 31, 1996                                         May 20, 1997

Statement of Revenue and Certain Expenses     May 16, 1997      Current Report on
of Lincoln Harbour for the year ended                           Form 8-K dated
December 31, 1996                                               May 20, 1997

Combined Statement of Revenue and Certain     May 9, 1997       Current Report on
Expenses of Knights Castle and Club at the                      Form 8-K dated
Green for the year ended December 31, 1996                      May 20, 1997

Combined Statements of Revenue and Certain    March 25, 1997    Current Report on
Expenses of the Zell/Merrill Properties                         Form 8-K dated
for each of the three years in the                              May 20, 1997
period ended December 31, 1996

Consolidated financial statements and        February 10, 1997  Joint Proxy
schedule of Wellsford Residential            except for Note    Statement/
Property Trust at December 31, 1996          13, as to which    Prospectus dated
and 1995 and for each of the three           the date is        April 25, 1997
years in the period ended                    February 28, 1997
December 31, 1996

Consolidated financial statements            January 31, 1997   Current Report on
and schedule of Evans Withycombe                                Form 8-K dated
Residential, Inc. and subsidiaries                              September 10, 1997
at December 31, 1996 and 1995 and
for each of the three years in the
period ended December 31, 1996

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                                                           ERNST & YOUNG LLP


Chicago, Illinois
August 11, 1998